UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2022

Acadia Realty Trust

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-12002	23-2715194
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Theodore Fremd Avenue Suite 300
Rye, New York		10580
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 914 2883100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	AKR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 1, 2022, Acadia Realty Trust (the “Company” or “Acadia”) filed its annual report on Form 10-K for the year ended December 31, 2021 (“the 2021 10-K”), which reflected the completion of the restatement of its financial statements as of and for the years ended December 31, 2020 and 2019, and as of and for each of the quarterly periods ended March 31, 2021 and 2020, June 30, 2021 and 2020, September 30, 2021 and 2020, and December 31, 2020 (collectively, the “Prior Period Financial Statements”), as further described below (the “Restatement”). In connection with the completion of the Restatement, the Company identified and made additional immaterial previously unrecorded adjustments unrelated to the errors that gave rise to the Restatement, in conformity with standard practice. The Company is hereby amending its Current Report on Form 8-K (the “Original 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on February 15, 2022 in order to also disclose the impact of the Restatement inclusive of these additional immaterial adjustments, which are included in Item 4.02 below and in Exhibit 99.1 attached to this amendment to the Original 8-K (the “Amended 8-K”).

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On February 14, 2022, the management and the audit committee of the board of trustees (the “Audit Committee”) of the Company, in consultation with BDO USA LLP (“BDO”), the Company’s independent registered public accounting firm, determined that the Prior Period Financial Statements should no longer be relied upon due to an error in accounting treatment at the time of formation related to the improper consolidation of two investments that are less-than-wholly-owned through the Company's opportunity funds (the "Fund Investments"). These two Fund Investments, which were formed in 2012 and 2013, will be adjusted from consolidated investments to investments in unconsolidated affiliates. Management and the Audit Committee have determined that these accounting changes required a restatement of the Prior Period Financial Statements.

In connection with the Restatement, the Company and BDO identified the items described in more detail below. The Company has since reevaluated its accounting and corrected the previous accounting for such items. The Restatement:

•
is based on an error in the application of generally accepted accounting principles ("GAAP") as they relate to the consolidation of subsidiaries, which involves significant judgment and is related to the presentation of the Fund Investments within the Company’s consolidated balance sheets, statements of operations and statements of cash flows. The consolidation error, excluding the immaterial previously unrecorded adjustments noted below, had no impact on net income, funds from operations ("FFO"), or distributions in excess of earnings. However, substantially all of the changes to the consolidated balance sheets at each of December 31, 2020 and 2019 were due to the consolidation error as follows:
o
a $55.8 million and $57.4 million reduction in total assets, which includes a $23.0 million and $14.5 million increase to investments in unconsolidated affiliates; a $57.5 million and $58.8 million reduction in total liabilities; and a $1.9 million and $1.8 million increase to noncontrolling interests.
•
also includes other immaterial previously unrecorded adjustments, which had a minor impact on previously-reported net income (loss) and net earnings (loss) per share, FFO and FFO per share, and FFO before special items:
o
the impact on net income attributable to Acadia for the nine months ended September 30, 2021, the year ended December 31, 2020 and the year ended December 31, 2019 was a (reduction) increase of ($0.6) million or ($0.01) per share, ($0.2) million or ($0.01) per share, and $0.7 million or $0.01 per share, respectively;
o
the impact on FFO for the nine months ended September 30, 2021, the year ended December 31, 2020 and the year ended December 31, 2019 was a (reduction) increase of ($0.6) million or ($0.01) per share, ($0.2) million or ($0.01) per share, and $0.6 million or $0.01 per share, respectively;
o
the impact on FFO before special items for the nine months ended September 30, 2021, the year ended December 31, 2020 and the year ended December 31, 2019 was an increase of $0.1 million or $0.00 per share, $0 or $0.00 per share, and $0.6 million or $0.01 per share, respectively; and

•
is described in more detail in tables included in Exhibit 99.1 attached hereto, which illustrate the impact of the adjustments on selected financial statement schedules for the quarters and year-to-date periods ended March 31, 2021 and 2020, June 30, 2021 and 2020 and September 30, 2021 and 2020, and the quarter and year ended December 31, 2020 (exhibit 99.1 is not incorporated by reference in this Item 4.02).

Refer to Exhibit 99.1 attached hereto for applicable definition and reconciliations of the non-GAAP metrices above to the most directly comparable GAAP financial measures.

The Company has restated the Prior Period Financial Statements in its Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 1, 2022 (the "2021 10-K").

The 2021 10-K discloses a material weakness in the Company's internal controls over financial reporting due to the Restatement items discussed above. As such, BDO’s report on the Company’s internal control over financial reporting as of December 31, 2020 should no longer be relied upon. The changes that have been recorded did not result from any override of controls or misconduct, and BDO has not informed the Audit Committee of any issues related to an override of controls or misconduct.

Management and the Audit Committee have discussed with BDO the matters disclosed in this Item 4.02(a).

Item 7.01. Regulation FD Disclosure.

Set forth in Exhibit 99.1 is certain unaudited financial information as of and for the quarters and year-to-date periods ended March 31, 2021 and 2020, June 30, 2021 and 2020, September 31, 2021 and 2020 and December 31, 2020, and unaudited restated balance sheet as of December 31, 2020, restated and revised as further described under Item 4.02 and the Explanatory Note to this Amended 8-K.

The information included in this Item 7.01, including the information included in Exhibit 99.1 attached hereto, is intended to be “furnished” pursuant to Item 7.01, and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, or otherwise subject to the liabilities of Sections 11 and 12(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1

Unaudited restated results of operations, restated funds from operations, and restated net operating income as of and for the quarters and year to date periods ended March 31, 2021 and 2020, June 30, 2021 and 2020, September 31, 2021 and 2020, and December 31, 2020; and unaudited restated balance sheet as of December 31, 2020

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Acadia Realty Trust

Date:	March 1, 2022	By:	/s/ John Gottfried
John Gottfried Executive Vice President and Chief Financial Officer